Execution Copy

NEONODE INC.

NOTE PURCHASE AGREEMENT

NOTE PURCHASE AGREEMENT (the “Agreement”) dated as of July 31, 2007 among NEONODE INC., a Delaware corporation (“Company”) and any person who executes this agreement from time to time as a purchaser of Notes (the “New Investors”).

Background: The Company desires to sell to the New Investors, and the New Investors desire to purchase, up to $3,000,000 in principal amount of Senior Secured Notes, in substantially the form attached hereto as Exhibit 1. (the “Notes”).

The Company has entered into an Agreement and Plan of Merger and Reorganization, dated January 19, 2007, as amended (the “Merger Agreement”), by and among the Company, SBE and Cold Winter Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of SBE (“Merger Sub”), which provides for a merger (the “Merger”) of the Company with and into Merger Sub.

The Company sold 6% senior secured notes, due December 31, 2007, in aggregate principal amount of $1,000,000 to SBE (the “SBE Notes”), pursuant to a note purchase agreement, dated as of May 18, 2007, and the SBE Notes will be deemed paid in the event the Merger occurs;

On February 28, 2006, November 20, 2006, January 22, 2007 and May 22, 2007, the Company sold to certain investors (the “Bridge Investors”) senior secured notes, all due (after amendment) on December 31, 2007, in aggregate principal amount of $13,000,000, as described in the Proxy Statement (the “Bridge Notes”), and in connection therewith (i) the Company entered into the Security Agreement with the Lenders and AIGH (as agent for the Bridge Investors), (ii) the Bridge Investors and certain other creditors of the Company entered into the Intercreditor Agreement, and (iii) the Pledgors entered into the Stockholder Pledge Agreements with the AIGH (as agent for the Bridge Investors).

The proceeds from the Notes are necessary for the development and continuance of the business of the Company and each of its Subsidiaries.

Certain Definitions:

“AIGH” means AIGH Investment Partners, LLC, a Delaware limited liability company.

“Capitalization Table” means the Capitalization Table attached as Exhibit 7 to this Agreement.

“Certificate of Incorporation” has the meaning set forth in Section 2.2. “Closing” has the meaning set forth in Section 1.2. “Closing Date” has the meaning set forth in Section 1.2.

“Collateral” has the meaning set forth in the Security Agreement, as amended, a copy of which is included with Exhibit 2 hereto.

“Common Stock” shall mean stock of the Company of any class (however designated) whether now or hereafter authorized, which generally has the right to participate in the voting and in the distribution of earnings and assets of the Company without limit as to amount or percentage, including the Company’s Common Stock, $.01 par value per share.

“Company” includes the Company and any Person which shall succeed to or assume, directly or indirectly, the obligations of the Company hereunder.

“Governmental Body” shall mean any: (a) nation, state, commonwealth, province, municipality or district; (b) federal, state, local, municipal, foreign or other government; or (c) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, organization, unit, body or entity and any court or other tribunal).

“Guaranties” means the respective guaranties, dated February 28, 2006, as amended, delivered to the investors identified on Exhibit A of the Stockholder Pledge Agreements, respectively, copies of which are included with Exhibit 4 hereto.

“Guarantors” means each of Thomas Erickson, Magnus Goertz and Per Bystedt, each as a party to his respective Guaranty.

“Intercreditor Agreement” means the Intercreditor Agreement, dated February 28, 2006, as amended, between the Bridge Investors and Petrus.

“Material Adverse Change” shall mean any change in the facts represented by the Company in the Agreement or the business, financial condition, results of operation, prospects, properties or operations of the Company and its Subsidiaries taken as a whole which may have a material adverse effect on the value of the Common Stock of the Company.

“Material Adverse Effect” shall mean a material adverse effect on the operations, assets, liabilities, financial condition, prospects or business of the Company.

“Merger” has the meaning set forth in the recitals.

“Merger Agreement” has the meaning set forth in the recitals. “Neonode AB” means Neonode AB, a Swedish corporation. “Notes” has the meaning set forth in the recitals.

“Own” shall mean own beneficially, as that term is defined in the rules and regulations of the SEC.

“Petrus” means Petrus Holdings, SA, a corporation organized under the laws of Luxembourg.

“Person” means any individual, sole proprietorship, partnership, corporation, limited liability company, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity, any university or similar institution, or any government or any agency or instrumentality or political subdivision thereof.

“Pledged Collateral” has the meaning set forth in the Stockholder Pledge Agreements, as amended, copies of which are included with Exhibit 3 hereto.

“Pledgors” means Rector AB (or its successor in interest, Athemis Limited), Iwo Jima Sari and Wirelesstoys Sweden AB, each as a party to its respective Stockholder Pledge Agreement.

“Proprietary Assets” shall mean any: (i) patent, patent application, trademark (whether registered or unregistered), trademark application, trade name, fictitious business name, service mark (whether registered or unregistered), service mark application, copyright (whether registered or unregistered), copyright application, maskwork, maskwork application, trade secret, know-how, customer list, franchise, system, computer software, computer program, invention, design, blueprint, engineering drawing, proprietary product, technology, proprietary right or other intellectual property right or intangible asset relating to the foregoing; or (ii) right to use or exploit any of the foregoing.

“Proxy Statement” means the SBE Notice of Special Meeting of Stockholders, dated July 3, 2007, as amended.

“Required Holders” means the holders of a majority of the principal amount of the Notes. “SSE” has the meaning set forth in the recitals.

“SBE Notes” has the meaning set forth in the recitals.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Security Agreement” means the Security Agreement, dated February 28, 2006, as amended, between the Company and AIGH, as agent for the Bridge Investors, a copy of which is included with Exhibit 2 hereto.

“Stockholder Pledge Agreements” means the Stockholder Pledge and Security Agreements, dated February 28, 2006, as amended, between the Bridge Investors and each of the Pledgors, respectively, copies of which are included with Exhibit 3 hereto.

“Subsidiary” shall mean, immediately prior to the Closing, any corporation of which stock or other interest having ordinary power to elect a majority of the board of directors (or other governing body) of such entity (regardless of whether or not at the time stock or interests of any other class or classes of such corporation shall have or may have voting power by reason of the happening of any contingency) is, immediately prior to the Closing, directly or indirectly Owned by the Company or by one or more of its Subsidiaries.

“Transaction Documents” means the Agreement, the Notes, the Security Agreement, the Stockholder Pledge Agreement, the Guaranties, the Intercreditor Agreement and the other documents required in connection with the transactions contemplated in the Agreement (in each case as amended through the Closing).

“U.S. person” shall have the meaning set forth in Regulation S of the SEC.

In consideration of the mutual covenants contained herein, the parties agree as follows:

1. Purchase and Sale of Notes.

1.1 Sale and Issuance of Notes. The Company shall sell to the New Investors and the New Investors shall purchase from the Company, an aggregate principal amount of up to $3,000,000 of Notes at par. The principal amount of Notes to be purchased by each of the New Investors from the Company at the Closing (as defined herein) is set forth opposite the name of each New Investor on the signature page hereof, subject to acceptance, in whole or in part, by the Company.

1.2 Closing. The closing of the purchase and sale of up to $3,000,000 principal amount of Notes hereunder (the “Closing”) shall take place within one business day after the date hereof; provided the Company has not suffered any Material Adverse Change since the date hereof The date on which the Closing occurs is referred to herein as the “Closing Date.” The Closing shall take place at the offices of Hahn & Hessen LLP, the Company’s counsel, in New York, New York, or at such other location as is mutually acceptable to the New Investors and the Company.

1.3 Conditions of the Closing. The obligation of the New Investors to complete the purchase of the Notes at the Closing is subject to fulfillment of the following conditions:

(a) the Company shall have executed and delivered all documents, such as financing statements and assignments, reasonably requested by counsel for the New Investors;

(b) the parties to the Transaction Documents shall have executed and delivered amendments thereto substantially in the forms included on the exhibits to this Agreement; and

(c) the absence of any Material Adverse Change since the date hereof.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to each of the New Investors as follows:

2.1 Corporate Organization; Authority; Due Authorization.

(a) The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) has the corporate power and authority to own or lease its properties as and in the places where such business is now conducted and to carry on its business as now conducted and (iii) is duly qualified and in good standing as a foreign corporation authorized to do business in every jurisdiction where the failure to so qualify, individually or in the aggregate, would have a Material Adverse Effect. Each Subsidiary is duly incorporated, and validly existing under the laws of its jurisdiction of incorporation and is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where failure to so qualify would not have a Material Adverse Effect.

(b) The Company (i) has the requisite corporate power and authority to execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and to incur the obligations herein and therein and (ii) has been authorized by all necessary corporate action to execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and to consummate the transactions contemplated hereby and thereby (the “Contemplated Transactions”). Each of this Agreement and the other Transaction Documents is a valid and binding obligation of the Company enforceable in accordance with its terms except as limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting the enforcement of creditors’ rights and the availability of equitable remedies (regardless of whether such enforceability is considered in a proceeding at law or equity).

2.2 Capitalization. The authorized capital stock of the Company is 10,000,000 shares of Common Stock, $.01 par value per share. Except as contemplated by this Agreement and as set forth in the Proxy Statement, there are (i) no outstanding subscriptions, warrants, options, conversion privileges or other rights or agreements obligating the Company or Neonode AB to purchase or otherwise acquire or issue any shares of capital stock of the Company or Neonode AB (or shares reserved for such purpose), (ii) no preemptive rights contained in the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), By-Laws of the Company or contracts to which the Company is a party (other than preemptive rights under the Bridge Notes, which have been waived) or rights of first refusal with respect to the issuance of additional shares of capital stock of the Company, and (iii) no commitments or understandings (oral or written) of the Company or Neonode AB to issue any shares, warrants, options or other rights. Except as disclosed in the Proxy Statement, (x) all the issued and outstanding shares of the Subsidiary’s capital stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with applicable federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, (y) except as disclosed in the Proxy Statement or this Agreement, there are no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of the Subsidiary’s capital stock or any such options, rights, convertible securities or obligations, and (z) the Company owns 100% of the outstanding equity of each Subsidiary. The Proxy Statement sets forth accurately and completely the capitalization of the Company as of the date hereof and the anticipated capitalization of SBE after giving effect to the Merger, but without giving effect to the Notes.

2.3 Validity of Notes. The issuance of the Notes has been duly authorized, and the Notes, when issued, will be valid and binding obligations of the Company and upon Closing will be in full force and effect and enforceable in accordance with their respective terms.

2.4 Private Offering. Neither the Company nor anyone acting on its behalf has within the last 12 months issued, sold or offered any security of the Company (including, without limitation, any Notes) to any Person under circumstances that would cause the issuance and sale of the Notes, as contemplated by this Agreement, to be subject to the registration requirements of the Securities Act.

2.5 Brokers and Finders. The Company has not retained any investment banker, broker or finder in connection with the Contemplated Transactions. As set forth in the Proxy Statement, the Company has retained and will compensate Griffin Securities, Inc., as an advisor in connection with the Merger.

2.6 Financial Statements; Absence of Certain Changes. Each of (a) the unaudited balance sheet of the Company as of March 31, 2007, (b) the unaudited statements of income, retained earnings and cash flows of the Company for the period ended on March 31, 2007, and (c) the unaudited statements of income, retained earnings and cash flows of the Company for the period ended on March 31, 2007, included in the Proxy Statement (including any related notes and schedules, if any), (the “Financial Statements”) fairly presents, in all material respects, the financial position of the Company, or the results of operations, retained earnings or cash flows, as the case may be, of the Company as of the referenced date or for the periods set forth therein (subject to normal year-end audit adjustments which would not be material in amount or effect), in each case in accordance with generally accepted accounting principles consistently applied during the periods involved, except as may he noted therein and that the unaudited statements may not contain all footnotes required by generally accepted accounting principles. Neither the Company nor any Subsidiary has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise), including for taxes, that would be required to be reflected on, or reserved against in, Financial Statements, except for (i) liabilities or obligations that were so reserved on, or reflected in (including the notes to), the Financial Statements; and (ii) liabilities or obligations which would not, individually or in the aggregate, have a Material Adverse Effect. Other than the indebtedness as set forth in the Financial Statements or the Proxy Statement, neither the Company nor any Subsidiary has any indebtedness other than reasonable accounts payable. Except as specifically contemplated by this Agreement or as set forth in the Proxy Statement (including without limitation continuing losses of the Company) and the Financial Statements, there has not been any Material Adverse Change since March 31, 2007.

2.7 Company Disclosure. No representation or warranty of the Company herein, no exhibit or schedule hereto, and no information about the Company contained or referenced in the Proxy Statement, when read together, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

3. Representations and Warranties of the New Investors. Each New Investor represents and warrants to the Company as follows:

3.1 Authorization. Such New Investor (i) has full power and authority to execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and to incur the obligations herein and therein and (ii) if applicable has been authorized by all necessary corporate or equivalent action to execute, deliver and perform this Agreement and the other Transaction Documents and to consummate the Contemplated Transactions. Each of this Agreement and the other Transaction Documents to which the New Investors are parties is a valid and binding obligation of such New Investor enforceable in accordance with its terms, except as limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting the enforcement of creditors’ rights and the availability of equitable remedies (regardless of whether such enforceability is considered in a proceeding at law or equity).

3.2 Brokers and Finders. Such New Investor has not retained any investment banker, broker or finder in connection with the Contemplated Transactions.

3.3 The Notes to be received by such New Investor will be acquired for investment for such New Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof such that such New Investors would constitute an “underwriter” under the Securities Act.

3.4 Such New Investor understands and acknowledges that the offering of the Notes pursuant to this Agreement will not be registered under the Securities Act or qualified under any state securities laws on the grounds that the offering and sale of the Notes are exempt from registration and qualification, respectively, under the Securities Act and the Blue Sky Laws.

3.5 Such New Investor represents that (i) such New Investor is able to fend for itself in the Contemplated Transactions; (ii) such New Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of such New Investor’s prospective investment in the Notes; (iii) such New Investor recognizes that its investment in the Notes involves a high degree of risk which may result in the loss of the total amount of its investment and can afford the complete loss of such investment (iv) such New Investor recognizes that the Company has a very limited operating history upon which an evaluation of its business and prospects can be based; (v) such New Investor recognizes that the Company’s prospects must be considered in light of its limited operating history, together with the expenses, difficulties, uncertainties and delays frequently encountered in connection with the early phases of a new business; and (vi) such New Investor recognizes that there can be no assurance that the Company will ever achieve any time soon or sustain profitability.

3.6 Such New Investor received a copy of the Proxy Statement prior to the date hereof. Such New Investor has read and had the opportunity to discuss with management of the Company: (i) this Agreement, (ii) the Merger and (iii) the Proxy Statement, including without limitation the risk factors set forth therein.

3.7 If the New Investor is a U.S. person, (i) such New Investor qualifies as an “accredited investor” as such term is defined under Rule 501 promulgated under the Securities Act, and (ii) such New Investor, if it is a corporation, a partnership, a limited liability company, a trust or other business entity, has not been organized for the purpose of purchasing the Notes.

3.8 If the New Investor is a non U.S. person (each, a “Non-U.S. Purchaser”), (i) such Non-U.S. Purchaser is not a U.S. person; (ii) such Non-U.S. Purchaser was outside the United States at the time the offer to sell the Notes was made and at the time the buy order for the Notes was originated; (iii) such Non-U.S. Purchaser will not offer or sell the Notes, or any securities of the Company received in respect thereof, to a U.S. person or for the account or benefit of a U.S. person (other than a distributor), for a period of one year commencing on the Closing.

3.9 Such New Investor acknowledges that (i) the SBE Notes maybe paid prior to the Notes and (ii) the Bridge Notes, which are generally on a par with the Notes, bear interest at 4% per annum, will be converted in event the Merger occurs on different terms than the Notes may be converted and have different conversion rights in the event the Merger is not completed.

4. Securities Laws; Certain Covenants of New Investors.

4.1 Each New Investor agrees that the Notes and any securities of the Company received in respect of the foregoing held by it may not be sold by such New Investor without registration under the Securities Act or an exemption therefrom, and therefore such New Investor may be required to hold such securities for an indeterminate period.

4.2 Each New Investor agrees that the obligations under the Notes shall be subject to the Security Agreement, Stockholder Pledge Agreement and the Intercreditor Agreement, each as amended as contemplated herein. AIGH shall have no duty to the New Investor arising out of its actions or failure to act under the Security Agreement, Stockholder Pledge Agreement, the Intercreditor Agreement or Guaranties, each as amended as contemplated herein, provided that AIGH shall apply the same standard of care as it would use in determining whether to act under such agreements in its capacity as a Bridge Investor.

4.3 Each New Investor agrees to indemnify AIGH from and against any and all reasonable claims, losses, and liabilities (including, without limitation, reasonable attorney fees) arising out of or resulting from the Notes, Security Agreement, Stockholder Pledge Agreement, the Intercreditor Agreement or Guaranties, except claims, losses, or liabilities resulting from the gross negligence or willful misconduct of AIGH.

4.4 Each New Investor will upon demand pay the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of counsel and of any experts and agents, which AIGH may incur in connection with (i) the preparation and administration of the Security Agreement, Stockholder Pledge Agreement, the Intercreditor Agreement or Guaranties, each as amended as contemplated herein; (ii) the exercise or enforcement of any of the rights of AIGH or the New Investor thereunder; or (iii) the failure by the New Investor to perform or observe any of the provisions hereof or thereof.

4.5 Each New Investor hereby waives any and all preemptive rights or other rights to acquire any securities of the Company or any of its Subsidiaries relating to or in connection with the offering or sale of the Notes or the Merger.

4.6 Each New Investor hereby appoints AIGH as its agent under the Security Agreement with respect to the Collateral and the creation, perfection, priority, preservation, protection and enforcement of a security interest therein in accordance with the terms of the Security Agreement. Each New Investor hereby authorizes AIGH to take such actions with respect to the Collateral, for the pro-rata benefit of the New Investors and the Bridge Investors in accordance with Section 9 of the Security Agreement, as AIGH determines to take in its sole discretion, and each New Investor agrees to indemnify and hold harmless AIGH for all costs, claims or expenses (including without limitation attorneys’ fees and expenses) in connection with such actions taken or omitted to be taken, except to the extent resulting from the gross negligence or willful misconduct of AIGH. AIGH shall provide prompt notice of any material action under the Security Agreement to the New Investors.

4.7 Each New Investor hereby appoints AIGH as its agent under the Stockholder Pledge Agreements with respect to the Pledged Collateral and the creation, perfection, priority, preservation, protection and enforcement of a security interest therein in accordance with the terms of the Stockholder Pledge Agreements. Each New Investor hereby authorizes AIGH to take such actions with respect to the Pledged Collateral, for the pro-rata benefit of the New Investors and the Bridge Investors in accordance with Section 9 of the Stockholder Pledge Agreements, as AIGH determines to take in its sole discretion, and each New Investor agrees to indemnify and hold harmless AIGH for all costs, claims or expenses (including without limitation attorneys’ fees and expenses) in connection with such actions taken or omitted to be taken, except to the extent resulting from the gross negligence or willful misconduct of AIGH. AIGH shall provide prompt notice of any material action under the Stockholder Pledge Agreements to the New Investors.

5. Additional Covenants of the Company.

5.1 Form D. As soon as is practicable following the Closing, the Company shall prepare and file with the SEC a Form D concerning the sale of the Notes.

5.2 Financial Reports and Tax Returns. Until the Company is a public company required to file financial reports with the U.S. Securities and Exchange Commission, the Company will furnish or will cause to be furnished to each New Investor:

(a) within 90 days after the end of each fiscal quarter and fiscal year of the Company, respectively, financial statements (including income statement and balance sheet) in accordance with generally accepted accounting standards (except that interim financial statements need not contain footnotes or normal year-end adjustments); and

(b) within 90 days after the end of each fiscal year of the Company, an independent certified audit of financial statements for such fiscal year.

6. Miscellaneous.

6.1 Entire Agreement; Successors and Assigns. This Agreement and the other Transaction Documents constitute the entire contract between the parties relative to the subject matter hereof and thereof, and no party shall be liable or bound to the other in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. This Agreement and the other Transaction Documents supersede any previous agreement among the parties with respect to the Notes. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and assigns of the parties. Except as expressly provided herein, nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

6.2 Survival of Representations and Warranties. All representations and warranties of the Company shall survive the execution and delivery of this Agreement and the Closing hereunder and shall continue in full force and effect for one year after the Closing. The covenants of the Company set forth in Section 5 shall remain in effect as set forth therein.

6.3 Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law. Each party hereby irrevocably consents and submits to the jurisdiction of any New York State or United States Federal Court sitting in the State of New York, County of New York, over any action or proceeding arising out of or relating to this Agreement and irrevocably consents to the service of any and all process in any such action or proceeding by registered mail addressed to such party at its address specified in Section 6.6 (or as otherwise noticed to the other party). Each party further waives any objection to venue in New York and any objection to an action or proceeding in such state and county on the basis of forum non conveniens. Each party also waives any right to trial by jury.

6.4 Counterparts. This Agreement maybe executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.5 Headings. The headings of the sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

6.6 Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon (i) personal delivery, (ii) delivery by fax (with answer back confirmed) or (iii) delivery by electronic mail (with reception confirmed), addressed to a party at its address or sent to the fax number or e-mail address shown below or at such other address, fax number or e-mail address as such party may designate by three days advance notice to the other party.

Any notice to New Investors shall be sent to the addresses set forth on the signature pages hereof.

Any notice to the Company shall be sent to:

Neonode Inc.
Biblioteksgatan 11
S 111 46 Stockholm, Sweden
Attention: President
Fax Number: +46-8-678 1 S 51

with a copy to:

Hahn & Hessen LLP
488 Madison Avenue
New York, New York 10022
Attention: James Kardon, Esq.
Fax Number: (212) 478-7400

6.7 Rights of Transferees. Any and all rights and obligations of the New Investor herein incident to the ownership of Notes shall pass successively to all subsequent transferees of such securities until extinguished pursuant to the terms hereof.

6.8 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be deemed prohibited or invalid under such applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, and such prohibition or invalidity shall not invalidate the remainder of such provision or any other provision of this Agreement.

6.9 Expenses. Irrespective of whether the Closing is effected, the Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement. Each New Investor shall he responsible for all costs incurred by such New Investor in connection with the negotiation, execution, delivery and performance of this Agreement including, but not limited to, legal fees and expenses.

6.10 Amendments and Waivers. Unless a particular provision or section of this Agreement requires otherwise explicitly in a particular instance, any provision of this Agreement maybe amended and the observance of any provision of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Holders. Any amendment or waiver effected in accordance with this Section 6.10 shall be binding upon each holder of any Notes at the time outstanding (including securities into which such Notes are convertible), each future holder of all such Notes, and the Company.

6.11 Conflicts. The Company and each New Investor (i) acknowledge that Hahn & Hessen LLP, counsel to the Company in the Contemplated Transactions and the Merger, has acted, and from time to time continues to act, as counsel to (A) certain of the Bridge Investors, or affiliates thereof, in connection with the Notes, and (B) AIGH in connection with the Notes, the Security Agreement, the Pledge Agreements, investments in SBE, and in unrelated matters, (ii) consent to the representation of the Company and such other representation of certain of the Bridge Investors, or affiliates thereof, by Hahn & Hessen LLP, (iii) acknowledge that partners of Hahn & Hessen LLP own securities of SBE constituting less than 0.2% of outstanding stock of SBE and $15,000 in principal amount of Bridge Notes, and (iv) waive any conflicts of interest claim which may arise from any or all of the foregoing.

[signature page follows]

SIGNATURE PAGE
TO
NEONODE INC.
NOTE PURCHASE AGREEMENT
Dated July 31, 2007

IF the PURCHASER is an INDIVIDUAL, please complete the following:

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the ____ day of July, 2007, and execution of this Agreement shall constitute consent to joinder as a party to, subject to, or beneficiary of the applicable Stockholder Pledge Agreement, Guaranties, and Security Agreement, each as amended.

Amount of Subscription:
$                                    principal amount of Notes

Print Name

Signature of New Investor

Social Security Number

Address and Fax Number

E-mail Address

ACCEPTED AND AGREED:

NEONODE INC.

By:

Dated:

SIGNATURE PAGE
TO
NEONODE INC.
NOTE PURCHASE AGREEMENT
Dated July 31, 2007

IF the PURCHASER is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST or OTHER ENTITY, please complete the following:

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the _____ day of July, 2007, and execution of this Agreement shall constitute consent to joinder as a party to, subject to or beneficiary of the applicable Stockholder Pledge Agreement, Guaranties, Intercreditor Agreement and Security Agreement, each as amended.

Amount of Subscription:
$                                    principal amount of Notes

Print Full Legal Name of Partnership, Company, Limited Liability Company, Trust or Other Entity

By:
(Authorized Signatory)

Name:
Title:
Address and Fax Number:

Taxpayer Identification Number:

Date and State of Incorporation or Organization:
Date on which Taxable Year Ends:

E-mail Address:

ACCEPTED AND AGREED:

NEONODE INC.

By:
Name:
Title:
Dated:

EXHIBITS
TO THE NOTE PURCHASE AGREEMENT

Exhibit 1:	Form of Notes

Exhibit 2:	Form of Amendment No. 4 to Security Agreement, Amendment No. 3 to Security Agreement, Amendment No. 2 to Security Agreement, Amendment No. 1 to Security Agreement, and Security Agreement

Exhibit 3:
Form of Amendment No. 4 to Stockholder Pledge Agreement, Amendment No. 3 to Stockholder Pledge Agreement, Amendment No. 2 to Stockholder Pledge Agreement, Amendment No. 1 to Stockholder Pledge Agreement, and Stockholder Pledge Agreement for each of:

Iwojima Sari
Athemis Limited
Wirelesstoys Sweden AB

Exhibit 4:	Form of Amendment No. 4 to Guaranty, Amendment No. 3 to Guaranty, Amendment No. 2 to Guaranty, Amendment No. 1 to Guaranty, and Guaranty for each of:

Per Bystedt
Thomas Eriksson
Magnus Goertz